UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2020

DELMAR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Dr., Suite 200

San Diego, CA 92130

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 250-4364

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMPI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2020, DelMar Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The matters voted on at the Annual Meeting were: (i) the election of directors, (ii) adoption of an amendment to the Company’s 2017 Omnibus Equity Incentive Plan (the “2017 Plan”) to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for issuance under the 2017 Plan from 780,000 to 2,280,000 shares, and (iii) the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.

The proposal to elect the following nominees, Robert E. Hoffman, Saiid Zarrabian, Lynda Cranston, Napoleone Ferrara, Robert J. Toth, Jr. and Laura Johnson, as directors of the Company to hold office until the next annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Robert E. Hoffman	2,681,336	182,630	4,514,752
Saiid Zarrabian	2,682,724	181,242	4,514,752
Lynda Cranston	2,690,301	173,665	4,514,752
Napoleone Ferrara	2,685,238	178,728	4,514,752
Robert J. Toth, Jr.	2,679,413	184,553	4,514,752
Laura Johnson	2,692,282	171,684	4,514,752

The stockholders elected each nominee as a director of the Company.

2.	The proposal to adopt an amendment to the 2017 Plan to increase the number of shares of Common Stock available for issuance under the 2017 Plan from 780,000 to 2,280,000 shares.

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,242,671	513,443	107,852	4,514,752

The stockholders approved the proposal to adopt the amendment to the 2017 Plan.

3.

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2020 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
6,641,949	79,810	656,959

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Date: June 26, 2020	By:	/s/ Scott Praill
Scott Praill
Chief Financial Officer